 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 30, 2018
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Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2150 St. Elzéar Blvd. West Laval, Quebec Canada H7L 4A8
(Address of Principal Executive Offices)(Zip Code)
514-744-6792
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2018, Valeant Pharmaceuticals International, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following four proposals, each of which is described in detail in the Company’s Management Proxy Circular and Proxy Statement. The results of each matter voted upon are as follows:

Proposal No. 1: Election of Directors. The shareholders elected the following individuals to the Company’s Board of Directors:

Name	For	Withheld

Richard U. De Schutter	122,436,178	3,773,166
D. Robert Hale	122,525,860	3,683,484
Dr. Argeris (Jerry) N. Karabelas	122,263,489	3,945,855
Sarah B. Kavanagh	124,267,683	1,941,661
Joseph C. Papa	122,891,673	3,317,671
John A. Paulson	124,845,242	1,364,102
Robert N. Power	121,924,191	4,285,153
Russel C. Robertson	124,506,915	1,702,429
Thomas W. Ross, Sr.	123,823,094	2,386,250
Amy B. Wechsler, M.D.	122,368,488	3,840,856

Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.

For	Against	Abstain	Broker Non-Votes

119,513,626	5,877,185	818,533	119,704,902

Proposal No. 3: Approval of an amendment to the Company’s 2014 Ominbus Incentive Plan. The shareholders approved the amendment to the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”) to increase the number of Common Shares authorized under the 2014 Plan.

For	Against	Abstain	Broker Non-Votes

116,522,742	8,973,223	713,379	119,704,902

The Company has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.

Proposal No. 4: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditors’ remuneration.

For	Withheld

241,249,603	4,664,643

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2018
VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
	By:	/s/ Christina M. Ackermann
Christina M. Ackermann
Executive Vice President and General Counsel